SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  November 7, 2005
                                                          ----------------

                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                       000-29239               36-3909334
          --------                       ---------               ----------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                  File No.)          Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                                 60601
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.      Other Events.

Stephen C. P. Mack, a Director of Inforte Corp., has entered into a stock trading plan effective November 7, 2005, in accordance with Rule 10b5-1 promulgated under the Securities Exchange Act of 1934. Mr. Mack entered into this plan during an open trading period under Inforte's insider trading policy. The plan provides for sales, by a combination of market and limit orders, of up to 160,000 shares of the Company's common stock in specified share amounts at market prices, subject to specified limitations. Sales pursuant to this plan will commence on or after November 7, 2005 and will end on or before November 21, 2006 and will be publicly disclosed through Form 144 and Form 4 filings with the Securities and Exchange Commission as required. Except as may be required by law, Inforte does not undertake to report modifications, terminations or other activities under Mr. Mack's plan.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORTE CORP.


November 14, 2005                       By:    /s/ Nick Heyes
                                           -------------------------------------
                                               Nick Heyes
                                               Chief Financial Officer











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